UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Proxy Statement
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☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Western Asset Zenix Income Fund Inc.
(Name of Registrant as Specified In Its Charter)

Grace JS Sinn
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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WESTERN ASSET ZENIX INCOME FUND INC.

125 Broad Street New York, NY 10004

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

July 26, 2007

To the Stockholders:

Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of Western Asset Zenix Income Fund Inc. (the "Fund") will be held at the offices of Legg Mason, 4th Floor, 399 Park Avenue, New York, New York 10022, at 3:30 p.m., New York time, on Wednesday, July 26, 2007, for the following purposes:

1. To elect six Directors to the Board of Directors (Proposal 1); and

2. To consider and vote upon such other matters as may properly come before said Meeting or any adjournment or postponement thereof.

The close of business on June 7, 2007 has been fixed as the record date for the determination of the stockholders of the Fund entitled to notice of, and to vote at, the meeting and any adjournments or postponements thereof.

This notice and related proxy material are first being mailed on or about June 27, 2007.

By Order of the Board of Directors,

Robert I. Frenkel
Secretary

New York, New York

June 27, 2007

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

Instructions for Signing Proxy Cards

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

	Registration	Valid Signature
Corporate Accounts

(1)	ABC Corp.	ABC Corp. (by John Doe, Treasurer)

(2)	ABC Corp.	John Doe, Treasurer

(3)	ABC Corp., c/o John Doe Treasurer	John Doe

(4)	ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1)	ABC Trust	Jane B. Doe, Trustee

(2)	Jane B. Doe, Trustee, u/t/d 12/28/78	Jane B. Doe

Custodian or Estate Accounts

(1)	John B. Smith, Cust., f/b/o John B. Smith, Jr. UGMA	John B. Smith

(2)	John B. Smith	John B. Smith, Jr., Executor

WESTERN ASSET ZENIX INCOME FUND INC.

125 Broad Street New York, NY 10004
1-888-735-6507

ANNUAL MEETING OF STOCKHOLDERS
JULY 26, 2007

PROXY STATEMENT

This proxy statement (the "Proxy Statement") is furnished in connection with a solicitation of proxies by the Board of Directors (the "Board") of Western Asset Zenix Income Fund Inc. (the "Fund") for use at the Annual Meeting of Stockholders to be held at the offices of Legg Mason, 399 Park Avenue, 4th Floor, New York, New York 10022, on Wednesday, July 26, 2007 at 3:30 p.m., New York time, and at any adjournments or postponements thereof (the "Meeting"). A Notice of Annual Meeting of Stockholders and a proxy card (the "Proxy") accompany this Proxy Statement.

Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone or by personal interviews conducted by officers, directors or employees of the Fund, Legg Mason Partners Fund Advisor, LLC ("LMPFA" or the "Manager"), the Fund's investment manager, a wholly-owned subsidiary of Legg Mason, Inc., or American Stock Transfer & Trust Company ("AST"), the Fund's transfer agent. LMPFA is located at 399 Park Avenue, New York, New York 10022. Legg Mason, Inc. is located at 100 Light Street, Baltimore, Maryland 21202 and AST is located at 6201 15th Avenue, 1st Floor, Brooklyn, New York 11219. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Fund's shares, (c) payment of AST for its services in soliciting Proxies and (d) supplementary solicitations to submit Proxies will be borne by the Fund and are expected to be approximately $18,000.

The Fund's annual report containing audited financial statements for the fiscal year ended March 31, 2007 has previously been furnished to all stockholders of the Fund. The Fund will provide additional copies of the annual report to any stockholder upon request by calling the Fund toll-free at 1-888-735-6507. The annual report is not to be regarded as proxy solicitation material. This Proxy Statement and form of Proxy are first being mailed to stockholders on or about June 27, 2007.

All properly executed Proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by Proxies will be voted "FOR" all the proposals. Any stockholder who has given a Proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated proxy to the Fund at the Fund's address prior to the date of the Meeting.

A quorum of stockholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting, the holders of a majority of the shares present in person or by proxy will have the power to adjourn the Meeting, without notice other than an announcement at the Meeting, until the requisite number of shares entitled to vote at such Meeting is present. In the event that a quorum is present at the Meeting but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by Proxy, and the persons named as proxies will vote those Proxies that they are entitled to vote "FOR" or "AGAINST" any such proposal in their discretion. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting must take place not more than 120 days after the original record date. At such adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted.

The Board knows of no business other than that specifically mentioned in the Notice of Annual Meeting of Stockholders that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named in the enclosed Proxy to vote in accordance with their best judgment.

The Fund has two classes of shares: common shares which have a par value of $.01 per share (the "Common Shares"), and auction rate cumulative preferred shares, which have a par value of $.01 per share and a liquidation preference in the amount of $25,000 per share (the "Preferred Shares," and collectively with the Common Shares, the "Shares"). On the record date, there were 18,935,502.680 Common Shares and 1,400 Preferred Shares outstanding. Each stockholder is entitled to one vote for each Share held and a proportionate fraction of a vote for any fractional Share held.

In order that your Shares may be represented, you are requested to:

—indicate your instructions on the Proxy;

—date and sign the Proxy;

—mail the Proxy promptly in the enclosed envelope; and

—allow sufficient time for the Proxy to be received before the commencement of the Meeting on July 26, 2007 or any subsequent date to which the Meeting is adjourned or postponed.

Proposal 1: To Elect Six Directors of the Fund

The first proposal to be submitted at the Meeting by the Fund will be the election of six Directors of the Fund, each to hold office for such term set forth below and until his successor is elected and qualified.

Under the terms of the Fund's charter, the holders of Preferred Shares are entitled as a class, to the exclusion of the holders of Common Shares, to elect two (2) Directors of the Fund. William R. Hutchinson and Carol L. Colman have been nominated by the Fund's Board for election by holders of Preferred Shares. The Fund's Charter further provides that the holders of the Fund's Common Shares are entitled as a class, to the exclusion of holders of Preferred Shares, to elect two (2) Directors of the Fund. Paolo M. Cucchi and Daniel P. Cronin have been nominated by the Fund's Board for election by holders of the Fund's Common Shares. The Fund's Charter provides that the remaining Directors shall be elected by holders of Common and Preferred Shares voting together as a single class.

In accordance with the Fund's charter, the Fund's Board of Directors has been divided into three classes: Class I, Class II and Class III. At the Meeting, the Fund's stockholders will be asked to elect three Class I Directors each to hold office until the year 2010 Annual Meeting of Stockholders, or thereafter when his/her successor is duly elected and qualified, two Class II Directors each to hold office until the year 2008 Annual Meeting of Stockholders, or thereafter when his/her successor is duly elected and qualified, and one Class III Director to hold office until the year 2009 Annual Meeting of Stockholders, or thereafter when his/her successor is duly elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

Unless authority is withheld, it is the intention of the persons named in the Proxy to vote the Proxy "FOR" the election of the nominees named above. Each nominee has indicated that he will serve if elected, but if any nominee should be unable to serve, the Proxy will be voted for any other person determined by the persons named in the Proxy in accordance with their judgment.

The following table sets forth certain information regarding the nominees for election to the Board of the Fund and the officers of the Fund.

Persons Nominated for Election as Directors

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Directorships Held by Director
CLASS I DIRECTOR NOMINEES

Non-Interested Directors/Nominee:

Carol L. Colman† Colman Consulting 278 Hawley Road North Salem, NY 10560 Birth year: 1946	Director	Since 2007	President, Colman Consulting Co. (business consulting)	23	None

Daniel P. Cronin† c/o Chairman of the Fund 399 Park Avenue – 4th Floor New York, NY 10022 Birth year: 1946	Director	Since 2007	Retired; formerly, Associate General Counsel, Pfizer, Inc. (pharmaceuticals)	23	None

Leslie H. Gelb† c/o Chairman of the Fund 399 Park Avenue – 4th Floor New York, NY 10022 Birth year: 1937	N/A	N/A	President Emeritus and Senior Board Fellow, The Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times	21	Director of two registered investment companies advised by Blackstone AsiaAdvisors L.L.C.

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Directorships Held by Director
CLASS II DIRECTOR NOMINEES

Non-Interested Director:

Paolo M. Cucchi† Drew University 108 Brothers College Madison, NJ 07940 Year of Birth: 1941	Director	Since 2001	Vice President and Dean of College of Liberal Arts at Drew University	23	None

Interested Director:

Jay Gerken*† Legg Mason & Co., LLC ("Legg Mason") 399 Park Avenue New York, NY 10022 Year of Birth: 1951	President, Chief Executive Officer and Chairman of the Board	Since 2002	Managing Director of Legg Mason, President and Chief Executive Officer of LMPFA and Citi Fund Management Inc. ("CFM"); President and Chief Executive Officer of certain mutual funds associated with Legg Mason; formerly, Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. ("TIA") (from 2002 to 2005)	139	None

CLASS III DIRECTOR NOMINEE

Non-Interested Director:

William R. Hutchinson† 535 N. Michigan Suite 1012 Chicago, IL 60611 Year of Birth: 1942	Director	Since 1995	President, WR Hutchinson & Associates, Inc.	23	Director, Associated Banc-Corp.

*  An "interested person" of the Fund, as defined in the Investment Company Act of 1940, as amended ("1940 Act"), because he is a Managing Director of Legg Mason, which is an affiliate of LMPFA, the Fund's investment manager.

†  Director, trustee and/or general partner of other investment companies registered under the 1940 Act with which Legg Mason is affiliated.

Principal Officers of the Fund

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
OFFICERS:

Jeanne Kelly Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Year of Birth: 1951	Senior Vice President	Since 2007	Managing Director of Legg Mason; Senior Vice President of mutual funds associated with the manager (since 2007).

Kaprel Ozsolak Legg Mason 125 Broad Street 11th Floor New York, NY 10004 Year of Birth: 1965	Chief Financial Officer and Treasurer	Since 2004	Vice President of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with the Manager or its affiliates.

Ted P. Becker Legg Mason 399 Park Avenue New York, NY 10022 Year of Birth: 1962 Chief Compliance Officer		Since 2006	Managing Director of Compliance at Legg Mason (2005-Present); Chief Compliance Officer of certain mutual funds associated with the Manager or its affiliates (since 2006); Managing Director of Compliance at Citigroup Asset Management (2002-2005). Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup Inc.

Robert I. Frenkel Legg Mason 300 First Stamford Place Stamford, CT 06902 Year of Birth: 1954	Secretary	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason (since 1994); Secretary and Chief Legal Officer of mutual funds associated with the Manager or its affiliates; formerly Secretary of CFM.

** The Fund's executive officers are chosen each year at the first meeting of the Board of the Fund following the Meeting, to hold office until the meeting of the Board following the next Meeting and until their respective successors are duly elected and qualified.

The following table provides information concerning the dollar range of equity securities in the Fund and the aggregate dollar range of equity securities in the Family of Investment Companies(3) beneficially owned by each Director as of December 31, 2006.

Name of Nominee	Dollar Range of Equity Securities in the Fund*(1)(2)	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director in Family of Investment Companies*(1)(3)
Carol L. Colman**	A	E

Daniel P. Cronin**	A	E

Paolo M. Cucchi	A	C

Leslie H. Gelb	A	A

Jay Gerken	B	E

William R. Hutchinson	B	E

*  The dollar ranges are as follows: "A" = none; "B" = $1—$10,000; "C" = $10,001—$50,000; "D" = $50,001—$100,000; "E" = over $100,000.

**  Ms. Colman and Mr. Cronin became Directors as of January 1, 2007.

(1)  This information has been furnished by each Director as of December 31, 2006. "Beneficial Ownership" is determined in accordance with Rule 16a-1(a)(2) promulgated under the Securities Exchange Act of 1934, as amended ("1934 Act").

(2)  The Fund's Directors and officers, in the aggregate, own less than 1% of the Fund's outstanding equity securities as of the record date.

(3)  "Family of Investment Companies" means those registered investment companies that share an investment adviser and that hold themselves out to investors as related companies for purposes of investment and investor services.

Under the federal securities laws, the Fund is required to provide to stockholders, for each nominee for election as Director of the Fund who is not an "interested person" as defined in the 1940 Act, each "non-interested" Director and his or her immediate family members, information as to each class of securities owned beneficially or of record in Legg Mason, Inc. or a person or entity (other than a Fund) directly or indirectly controlling, controlled by or under common control with Legg Mason, Inc.. As of December 31, 2006, as reported to the Fund, none of the nominees for election as Director who are not "interested persons" of the Fund, none of the "non-interested" Directors and none of their immediate family members owned beneficially or of record securities issued by Legg Mason, Inc.

During the fiscal year ended March 31, 2007, each Director who was not a director, officer, partner, co-partner or employee of Legg Mason, or any affiliate thereof, received $6,000 per annum plus $750 per in-person Board meeting and $300 per telephonic Board meeting. Aggregate fees and expenses (including reimbursement for travel and out-of-pocket expenses) of $15,909 were paid to such Directors by the Fund during the year ended December 31, 2006.

Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Meeting information regarding compensation paid to the Directors by the Fund, as well as by the various other investment companies advised by LMPFA and its affiliates. The following table provides information concerning the compensation paid to each Director during the fiscal year ended March 31, 2007. All officers of the Fund are employees of and are compensated by Legg Mason. None of the Fund's executive officers or Directors who are also officers or directors of Legg Mason received any compensation from the Fund for such period.

Name of Director	Aggregate Compensation From Fund for the fiscal year ended 3/31/07	Total Compensation From Fund and Fund Complex Paid to Directors for the year ended 12/31/06
NON-INTERESTED DIRECTORS:
Carol L. Colman*	$2,250	$298,050
Dwight B. Crane**	11,850	266,500
Daniel P. Cronin*	2,250	238,500
Paolo M. Cucchi	11,500	90,550
William R. Hutchinson	10,800	402,550
INTERESTED DIRECTOR:
R. Jay Gerken	0	0

*  Ms. Colman and Mr. Cronin became Directors as of January 1, 2007.

**  Mr. Crane will be retiring on July 26, 2007.

Currently there are no emeritus Directors for the Fund. For the fiscal year ended December 31, 2006, total compensation to a now deceased emeritus Director was $3,150. The Fund's Board voted to terminate the emeritus plan effective January 1, 2007, and to adopt the Emeritus Retirement Plan for the purpose of providing the payments of the emeritus plan described below to current emeritus and retiring Board members.

On June 22, 2006, the Fund's Board voted to establish a mandatory retirement age of 75 for current Directors and 72 for future Directors who do not currently oversee another fund within the fund complex. Board members who have attained age 75 prior to January 1, 2007, Messrs. Robert Frankel, Paul Hardin and George Pavia retired at the end of the first quarter of 2007.

Each emeritus and retiring Director is entitled to receive under the Emeritus Retirement Plan an aggregate benefit generally equal to the compensation the Director would have received under the emeritus plan, discussed above, had the plan remained in effect. This benefit will be paid in quarterly installments unless a Director elects to receive a lump sum payment calculated on a net present value basis. The aggregate benefit (calculated on a net present value basis) to which each emeritus or retiring Director is entitled under the Emeritus Retirement Plan is set forth below.

Emeritus/Retiring Director	Aggregate Benefit (net present amount)
Martin Brody	$288,361
Allan Bloostein	440,054
Robert A. Frankel	489,636
Paul Hardin	539,396
George Pavia	250,789

Each fund overseen by an emeritus or retiring Director will pay a pro rata share (based upon asset size) of the aggregate benefit to such emeritus or retiring Director. Legg Mason or its affiliates will reimburse each fund in the fund complex, including the Fund, an amount equal to 50% of the emeritus and retiring Director benefits paid by the funds.

During the fiscal year ended March 31, 2007, the Board convened seven times. Each Director attended at least 75% of the aggregate number of meetings of the Board and any committees on which he served during the period for which he was a Director. The Fund does not have a formal policy regarding attendance by Directors at annual meetings but may consider one in the future. One Director attended the 2006 Annual Meeting.

The Fund has a separately designated standing Audit Committee. The Fund's Audit Committee is composed of all Directors who are not "interested persons" of the Fund, LMPFA or their affiliates within the meaning of the 1940 Act, and who are "independent" as defined in the New York Stock Exchange ("NYSE") listing standards, namely Ms. Colman and Messrs. Crane, Cronin, Cucchi and Hutchinson. The principal functions of the Audit Committee are to (a) assist Board oversight of (i) the integrity of the Fund's financial statements, (ii) the Fund's compliance with legal and regulatory requirements, (iii) the qualifications and independence of the Fund's independent registered public accounting firm, and (iv) the performance of the Fund's internal audit functions and independent registered public accounting firm; (b) approve, and recommend to the Independent Board Members (as such term is defined in the Audit Committee Charter) for their ratification, the selection, appointment, retention or termination of the Fund's independent registered public accounting firm, as well as approving the compensation thereof; (c) approve all audit and permissible non-audit services provided to the Fund and certain other persons by such independent registered public accounting firm; and (d) prepare the report required to be prepared by the Audit Committee pursuant to Securities and Exchange Commission ("SEC") rules for inclusion in the Annual Proxy Statement. This Committee met five times during the fiscal year ended March 31, 2007. Mr. Hutchinson has been designated as the audit committee financial expert within the meaning of the rules adopted and implemented under Section 407 of the Sarbanes-Oxley Act of 2002. The Fund's Audit Committee Charter is attached to this Proxy Statement as Annex A.

The Fund has a separately designated standing Nominating Committee. The Nominating Committee, the principal function of which is to select and nominate candidates for election or appointment by the Board as Directors of the Fund, is currently composed of Ms. Colman and Messrs. Crane, Cronin, Cucchi and Hutchinson. Only Directors who are not "interested persons" of the Fund as defined in the 1940 Act and who are "independent" as defined in the NYSE listing standards are members of the Nominating Committee. The Nominating Committee may consider nominees recommended by a stockholder as it deems appropriate. Stockholders who wish to recommend a nominee should send recommendations to the Fund's Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders. The Nominating Committee met twice during the Fund's fiscal year ended March 31, 2007. At a meeting held on November 8, 2006, the Nominating Committee nominated Ms. Colman and Mr. Cronin for appointment by the Board of Directors of the Fund effective January 1, 2007. At a meeting held on February 15, 2007, the Nominating Committee nominated Ms. Colman and Messrs. Cronin, Cucchi, Gelb, Gerken and Hutchinson for election at the Meeting. The Fund adopted a Nominating Committee Charter at a meeting held on February 11, 2004, a copy of which is attached to this Proxy Statement as Annex B.

The Nominating Committee identifies potential nominees through its network of contacts, and may also engage, if it deems appropriate, a professional search firm. The Committee meets to discuss and consider such candidates' qualifications and then chooses a candidate by majority vote. The Nominating Committee does not have specific, minimum qualifications for nominees and has not established specific qualities or skills that it regards as necessary for one or more of the Fund's Directors to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, as set forth in the Nominating Committee

Charter, in evaluating a person as a potential nominee to serve as a Director of the Fund, the Committee may consider the following factors, among any others it may deem relevant:

• whether or not the person is an "interested person" as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director of the Fund;

• whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, Fund service providers or their affiliates;

• whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

• whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;

• the contribution which the person can make to the Board and the Fund (or, if the person has previously served as a Director of the Fund, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person's business and professional experience, education and such other factors as the Committee may consider relevant;

• the character and integrity of the person; and

• whether or not the selection and nomination of the person would be consistent with the requirements of the Fund's retirement policies.

Report of the Audit Committee

The Audit Committee reports that at a meeting of the Audit Committee on May 24, 2007, the Audit Committee (i) reviewed and discussed the Fund's audited financial statements with management; (ii) discussed with KPMG LLP ("KPMG"), the independent registered public accounting firm to the Fund, the matters (such as the quality of the Fund's accounting principles and internal controls) required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as currently modified or supplemented, including, but not limited to, the scope of the Fund's audit, the Fund's financial statements and the Fund's accounting controls, and (iii) received written confirmation from KPMG that it is independent and written disclosures regarding such independence as required by Independence Standards Board Standard No. 1, and discussed with KPMG the independent registered public accounting firm's independence.

Based on review and discussions referred to in items (i) through (iii) above, the Audit Committee recommended to the Board (and the Board approved) that the audited financial statements be included in the Fund's annual report for the Fund's fiscal year ended March 31, 2007.

Submitted by the Audit Committee
of the Fund's Board of Directors

Carol L. Colman
Dwight B. Crane
Daniel P. Cronin
Paolo M. Cucchi
William R. Hutchison

Independent Registered Public Accounting Firm

At a meeting held on June 20, 2006, the Audit Committee approved the selection of KPMG for the fiscal year ending March 31, 2007. KPMG has informed the Fund that it has no material direct or indirect financial interest in the Fund.

No representative of KPMG will be available at the Meeting to answer questions, although KPMG has been given an opportunity to make a statement.

Audit Fees. Fees for the annual audit of the Fund's financial statements by KPMG for the fiscal years ended March 31, 2006 and 2007 were $35,500 and $37,500, respectively.

Audit-Related Fees. Fees for services related to the audit of the Fund's financial statements rendered by KPMG for the fiscal years ended March 31, 2006 and 2007 were $36,000 and $48,000, respectively.

Tax Fees. Fees for services rendered by KPMG for tax compliance for the fiscal years ended March 31, 2006 and 2007 were $3,000 and $3,200, respectively. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include the filing and amendment of federal, state and local income tax returns, timely tax qualification review and tax distribution and analysis planning rendered by KPMG to the Fund.

All Other Fees. There were no other fees billed to KPMG for services rendered to the Fund for the last two fiscal years.

Pre-Approval Policies and Procedures. The Audit Committee Charter requires that the Audit Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent registered public accounting firm to the Manager and any service providers controlling, controlled by or under common control with the Manager that provide ongoing services to the Fund ("Covered Service Providers") if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Audit Committee may not approve non-audit services that the Committee believes may impair the independence of the independent registered public accounting firm. As of the date of the approval of the Audit Committee Charter, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent registered public accounting firm, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Manager and any Covered Service Provider constitutes not more than 5% of the total amount of revenues paid to the independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Manager and (c) any Covered Service Provider during the fiscal year in which the services are provided that would not have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

There were no services rendered by KPMG to the Fund for which the pre-approval requirement was waived.

Aggregate Non-Audit Fees. The aggregate non-audit fees billed by KPMG for non-audit services rendered to the Fund, the Manager and Covered Service Providers for the years ended December 31, 2005 and December 31, 2006 were $0 and $0, respectively.

The Fund's Audit Committee has considered whether the provision of non-audit services that were rendered by KPMG to the Manager and Covered Service Providers that were not pre-approved (not requiring pre-approval) is compatible with maintaining KPMG's independence. All services provided by KPMG to the

Fund, the Manager or Covered Service Providers that were required to be pre-approved were pre-approved as required.

Required Vote

Proposal 1 requires for approval the affirmative vote of a plurality of votes cast at the Meeting with a quorum present, in person or by proxy, by the stockholders of the Fund voting on the matter. Because abstentions and broker non-votes are not treated as shares voted, abstentions and broker non-votes would have no impact on Proposal 1.

The Board of Directors, including the "non-interested" Directors, recommends that the stockholders vote "FOR" the Fund's nominees for Director.

Additional Information

Legg Mason, Inc's sole business is asset management, with on-the-ground management capabilities located around the world and assets under management as of March 31, 2007 aggregating approximately $968 billion.

Legg Mason, Inc. is a global asset management firm, structured as a holding company. The firm is headquartered in Baltimore, Maryland.

Beneficial Owners

As of the record date, to the knowledge of the Fund and the Board, no single person or "group" (as that term is used in section 13(d) of the 1934 Act), beneficially owned more than 5% of the outstanding Common Shares or Preferred Shares of the Fund. As of the record date, Cede & Co., as nominee of The Depository Trust Company, was the record holder of 17,554,108 Common Shares and 1,400 Preferred Shares, or 92.71% of the Fund's outstanding Common Shares and 100% of its outstanding Preferred Shares, respectively.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act require the Fund's officers and Directors, officers and directors of the Manager, affiliated persons of the Manager, and persons who beneficially own more than ten percent of the Fund's Shares to file reports of ownership with the SEC, the NYSE and the Fund. Based solely upon its review of the copies of such forms received by it and written representations from such persons, the Fund believes that, for the fiscal year ended March 31, 2007, all filing requirements applicable to such persons were met.

Other Matters

The Fund knows of no other matters which are to be brought before the Meeting. However, if any other matters not now known or determined properly come before the Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote such Proxy in accordance with their judgment on such matters.

All proxies received will be voted in favor of all proposals, unless otherwise directed therein.

Stockholder Proposals and other Stockholder Communications

Stockholder proposals intended to be presented at the 2008 Annual Meeting of Stockholders of the Fund must be received by February 28, 2008 to be included in the proxy statement and form of proxy relating to that meeting as the Fund expects that the 2008 Annual Meeting of Stockholders will be held in July of 2008. The stockholder proposal, including any accompanying supporting statement, may not exceed 500 words. A stockholder desiring to submit a proposal must be a record or beneficial owner of shares with a market value of $2,000 and must have held such shares for at least one year. Further, the stockholder must continue to hold such shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of stockholders, and a stockholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the 1934 Act. The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Any stockholder who desires to submit a proposal at the 2008 Annual Meeting of Stockholders without including such proposal in the Fund's proxy statement must deliver written notice thereof to the Secretary of the Fund (addressed to Western Asset Zenix Income Fund, 300 First Stamford Place, 4th Floor, Stamford, CT 06902) no later than May 28, 2008. However, if less than 70 days' notice or prior public disclosure of the date of the 2008 Annual Meeting of Stockholders is given or made to stockholders, any such notice by a stockholder to be timely must be received not later than the close of business on the tenth day following the day on which notice of the date of the 2008 Annual Meeting of Stockholders was given or such public disclosure was made.

The persons named as proxies for the 2008 Annual Meeting of Stockholders will have discretionary authority to vote on any matter presented by a stockholder for action at that meeting unless the Fund receives notice of the matter by May 28, 2008, in which case these persons will not have discretionary voting authority except as provided in the SEC's rules governing stockholder proposals.

The Fund's Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, "Accounting Matters"). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Legg Mason Chief Compliance Officer ("CCO"). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund's

Audit Committee Chair (together with the CCO, "Complaint Officers"). Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Legg Mason
Compliance Department
399 Park Avenue, 4th Floor
New York, NY 10022

Complaints may also be submitted by telephone at 800-742-5274. Complaints submitted through this number will be received by the CCO.

The Fund's Audit Committee Chair may be contacted at:

Western Asset Zenix Income Fund Inc.
Audit Committee Chair
c/o Robert K. Fulton, Esq.
Stradley Ronon Stevens & Young LLP
2600 One Commerce Square
Philadelphia, PA 19103

A stockholder who wishes to send any other communications to the Board should also deliver such communications to the Secretary of the Fund, Robert I. Frenkel, 300 First Stamford Place, 4th Floor, Stamford, CT 06902. The Secretary is responsible for determining, in consultation with other officers of the Fund, counsel, and other advisers as appropriate, which stockholder communications will be relayed to the Board.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE AND SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

By Order of the Board of Directors

Robert I. Frenkel
Secretary

June 27, 2007

ANNEX A

AUDIT COMMITTEE CHARTER
AMENDED AND RESTATED AS OF FEBRUARY 15, 2007

ESTABLISHMENT AND PURPOSE

This document serves as the Charter for the Audit Committee (the "Committee") of the Board of each registered investment company (the "Fund") managed by Legg Mason Partners Fund Advisor, LLC or one of its affiliates (the "Manager") listed on Appendix A hereto (each such Charter being a separate Charter). The primary purposes of the Committee are to (a) assist Board oversight of (i) the integrity of the Fund's financial reporting, (ii) the Fund's compliance with legal and regulatory requirements (iii) the qualifications and independence of the Fund's independent registered public accountants and (iv) the performance of the Fund's internal audit function and independent registered public accountants; (b) approve, and recommend to the Independent Board Members (as such term is defined below) for their ratification, the selection, appointment, retention or termination of the Fund's independent registered public accountants, as well as approving the compensation thereof; (c) approve all audit and permissible non-audit services provided to the Fund and certain other persons by the Fund's independent registered public accountants; and (d) for each closed-end Fund, prepare the report required to be prepared by the Committee pursuant to the rules of the Securities and Exchange Commission for inclusion in the Fund's annual Proxy Statement.

DUTIES AND RESPONSIBILITIES

The Fund's independent registered public accountants are accountable to the Committee.

The Committee shall:

1.  Bear direct responsibility for the appointment, compensation, retention and oversight of the Fund's independent registered public accountants, or of any other public accounting firm engaged for the purpose of performing other audit, review or attest services for the Fund.

2.  Confirm with any independent registered public accountant retained to provide audit services that the independent registered public accountant has ensured the appropriate rotation of the lead audit partner pursuant to applicable regulations.

3.  Approve (a) all audit and permissible non-audit services1 to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent registered public accountants to the Manager and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

1   The Committee shall not approve non-audit services that the Committee believes may impair the independence of the registered public accountants. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent registered public accountants, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

4.  Discuss with the independent registered public accountants any disclosed relationships or services that may diminish the objectivity and independence of the independent registered public accountants and, if so determined by the Committee, recommend that the Board take appropriate action to ensure the independence of the independent registered public accountants.

5.  Review, in consultation with the independent registered public accountants, the proposed scope of the Fund's audit each year, including the audit procedures to be utilized in the review of the Fund's financial statements.

6.  Inquire of the Manager and the independent registered public accountants as to significant tax and accounting policies elected by the Fund (including matters affecting qualification under Subchapter M of the Internal Revenue Code).

7.  Review with the independent registered public accountants any problems or difficulties the registered public accountants may have encountered during the conduct of the audit and management's response, including a discussion with the independent registered public accountants of the matters required to be discussed by Statement on Auditing Standards No. 61, 89, 90 or any subsequent Statement, relating to the conduct of the audit.

8.  Review, in consultation, as appropriate, with the independent registered public accountants and significant Fund service providers, matters relating to internal controls over financial reporting and disclosure controls and procedures of the Fund and of the Fund's significant service providers.

9.  Request, receive and/or review from the independent registered public accountants such other materials as deemed necessary or advisable by the Committee in the exercise of its duties under this Charter; such materials may include, without limitation, any other material written communications bearing on the Fund's financial statements, or internal or disclosure controls, between the independent registered public accountants and the Fund, the Manager or other Fund service providers, such as any management letter or schedule of unadjusted differences, and any comment or "deficiency" letter (to the extent such letters relate to financial reporting) received from a regulatory or self-regulatory organization addressed to the Fund or the Manager that relates to services rendered to the Fund.

10.  For each closed-end Fund, establish procedures regarding the receipt, retention and treatment of complaints that the Fund may receive regarding Fund accounting, internal accounting controls or auditing matters, including procedures for the confidential or anonymous submission by Fund officers, employees, stockholders or service providers of concerns regarding questionable accounting or auditing matters related to the Fund.

11.  For each closed-end Fund, obtain and review a report by the Fund's independent registered public accountants describing (i) the auditing firm's internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Manager and any service providers controlling, controlled by or under common control with the Manager that provide ongoing services to the Fund ("Covered Service Providers") constitutes not more than 5% of the total amount of revenues paid to the independent registered public accountants during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues; and (iii) (to assess the auditor's independence) all relationships between the independent registered public accountants and the Fund.

12.  For each closed-end Fund, discuss policies with respect to risk assessment and risk management.

13.  For each closed-end Fund, review hiring policies for employees or former employees of the Fund's independent registered public accountants.

14.  For each closed-end Fund, discuss with management and the Fund's independent registered public accountants the Fund's audited financial statements and discuss with management the Fund's unaudited financial statements, including any narrative discussion by management concerning the Fund's financial condition and investment performance and, if appropriate, recommend the publication of the Fund's annual audited financial statements in the Fund's annual report in advance of the printing and publication of the annual report.

15.  For each closed-end Fund, discuss the Fund's earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies;

16.  For each closed-end Fund, review and evaluate annually the performance of the Committee and the adequacy of this Charter and recommend any proposed changes to the Charter to the Board for approval.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain, as it deems necessary to carry out its duties, special counsel and other experts or consultants at the expense of the Fund. The Fund shall provide appropriate funding, as determined by the Committee, for the Committee to carry out its duties and its responsibilities, including (a) for compensation to be paid to, or services to be provided by, the Fund's independent registered public accountants or other public accounting firm providing audit, review or attest services for the Fund, (b) for payment of compensation to any outside legal, accounting or other advisors, counsel or consultants employed by the Committee and (c) for the ordinary administrative expenses of the Committee. In performing its duties, the Committee shall consult as it deems appropriate with the members of the Board, officers and employees of the Fund, the Manager, the Fund's sub-adviser(s), if any, the Fund's counsel, counsel to the Independent Board Members and the Fund's other service providers.

COMPOSITION

The Committee shall be composed of each Board member who has been determined not to be an "interested person," as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended ("1940 Act"), of the Fund (the "Independent Board Members"), or such lesser number as the Board of the Fund may specifically determine and reflect in the Board's minutes, each of whom shall be financially literate and at least one of whom shall have accounting or related financial management expertise as determined by the Fund's Board in its business judgment. Each member of the Committee must also meet the independence and experience requirements as set forth in Section 303.01(B) of the New York Stock Exchange's Listed Company Manual or as set forth in Section 121(a) of the American Stock Exchange's listing standards, as applicable, and the independence requirements applicable to investment companies set forth in Rule 10A-3 under of the

Securities Exchange Act of 1934. For those Funds listed on the New York Stock Exchange, no member of the Committee may serve on the audit committees of more than three public companies, including the Funds, unless the Board determines that such simultaneous service would not impair the ability of such member to serve on the Committee effectively. The Committee shall elect a Chairperson, who shall preside over Committee meetings. The Chairperson shall serve for a term of three years, which term may be renewed from time to time.

MEETINGS

The Committee shall meet on a regular basis, but not less frequently than twice a year. Special meetings may also be held upon reasonable notice to the members of the Committee. An agenda shall be established for each meeting. The Committee may request any officer or employee of the Fund, the Fund's counsel, counsel to the Independent Board Members, the Manager, the Fund's independent registered public accountants or other interested persons to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Committee will meet periodically with the Fund's independent registered public accountants outside the presence of the Fund's and the Manager's officers and employees. The Committee will also meet periodically with the Fund's management outside the presence of the Fund's independent registered public accountants. Meetings of the Committee may be held in person, by telephone or by other appropriate means.

One-third of the Committee's members, but not fewer than two members, shall constitute a quorum. At any meeting of the Committee, the decision of a majority of the members present and voting shall be determinative as to any matter submitted to a vote.

REPORTING

The Chairperson shall report regularly to the Board on the result of the Committee's deliberations and make such recommendations as deemed appropriate.

LIMITS ON ROLE OF COMMITTEE

The function of the Committee is oversight. The Fund's management is responsible for (i) the preparation, presentation and integrity of the Fund's financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies and (iii) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accountants are responsible for planning and carrying out proper audits and reviews. In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not employees of the Fund. As such, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Fund from which it receives information and (ii) the accuracy of the financial and other information provided to the Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Fund's Board) and (iii) statements made by the officers and employees of the Fund, the Manager or other third parties as to any information technology, internal audit and other non-audit services provided by the independent registered public accountants to the Fund. The designation of a person as an "audit committee financial expert," within the meaning of the rules adopted and implemented under Section 407 of the Sarbanes-Oxley Act of 2002, shall not impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the Committee, nor does it decrease the duties and obligations of other Committee members or the Board.

In carrying out its responsibilities, the Committee's policies and procedures shall be adapted, as appropriate, in order to best react to a changing environment.

AMENDMENTS

This Charter may be amended by a vote of a majority of the Board members.

Appendix A

LMP Corporate Loan Fund Inc.*

Western Asset Managed High Income Fund Inc.*

Western Asset Managed Municipals Fund Inc.*

Western Asset Municipal High Income Fund Inc.*

LMP Real Estate Income Fund Inc.*

Legg Mason Partners Adjustable Rate Income Fund

Western Asset Zenix Income Fund Inc.*

*  Closed-end Fund. The duties and responsibilities of paragraphs 10, 11, 12 and 13 and any other provision applicable exclusively to closed-end funds apply to these funds only.

ANNEX B

NOMINATING COMMITTEE CHARTER

Organization

The Nominating Committee of each registered investment company listed on Appendix A hereto (each, a "Fund" and together, the "Funds") shall be composed solely of Directors who are not "interested persons" of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act") and, with respect to those Funds listed on the New York Stock Exchange, who are "independent" as defined in the New York Stock Exchange listing standards ("Independent Directors"). The Board of Directors of the Fund (the "Board") shall nominate the members of the Committee and shall designate the Chairperson of the Committee. The Chairperson shall preside at each meeting of the Committee.

Responsibilities

The Committee shall select and nominate persons for election or appointment by the Board as Directors of the Fund.

Evaluation of Potential Nominees

In evaluating a person as a potential nominee to serve as a Director of the Fund, the Committee should consider among other factors it may deem relevant:

•  whether or not the person is an "interested person" as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director of the Fund;

•  whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, other Fund service providers or their affiliates;

•  whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

• whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;

•  the contribution which the person can make to the Board and the Fund (or, if the person has previously served as a Director of the Fund, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person's business and professional experience, education and such other factors as the Committee may consider relevant;

•  the character and integrity of the person; and

•  whether or not the selection and nomination of the person would be consistent with the requirements of the Fund's retirement policies.

While the Committee is solely responsible for the selection and nomination of Directors, the Committee may consider nominees recommended by Fund stockholders as it deems appropriate. Stockholders who wish to recommend a nominee should send nominations to the Secretary of the Fund that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. The recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders.

Quorum

A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the act of a majority of the members of the Committee present at any meeting at which there is a quorum shall be the act of the Committee.

Nomination of Directors

After a determination by the Committee that a person should be selected and nominated as a Director of the Fund, the Committee shall present its recommendation to the Board for its consideration.

Meetings

The Committee may meet either on its own or in conjunction with meetings of the Board. Meetings of the Committee may be held in person, video conference or by conference telephone. The Committee may take action by unanimous written consent in lieu of a meeting.

Adopted: February 11, 2004

Appendix A

Citigroup Investments Corporate Loan Fund Inc.

Managed High Income Portfolio Inc.

Managed Municipals Portfolio Inc.

Municipal High Income Fund Inc.

Real Estate Income Fund Inc.

Legg Mason Partners Adjustable Rate Income Fund (SB Adjustable Rate Income Fund)

Zenix Income Fund Inc.

[THIS PAGE INTENTIONALLY LEFT BLANK.]

[THIS PAGE INTENTIONALLY LEFT BLANK.]

COMMON STOCK	COMMON STOCK

WESTERN ASSET ZENIX INCOME FUND INC.

July 26, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints R. Jay Gerken, Robert I. Frenkel, Grace Sinn and William Renahan, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Common Stock of Western Asset Zenix Income Fund Inc. (the “Fund”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at the offices of Legg Mason, 399 Park Avenue, 4th Floor, New York, New York on Thursday, July 26, 2007, at 3:30 p.m., and at any adjournments thereof.  The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon.  In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.  A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder.  The undersigned hereby revokes any proxy previously given.

(Continued and to be signed on the reverse side)

14475

ANNUAL MEETING OF STOCKHOLDERS OF

WESTERN ASSET ZENIX INCOME FUND INC.

July 26, 2007

COMMON STOCK

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

Please detach along perforated line and mail in the envelope provided

20400000000000001000 3			072607

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:			2. Any other business that may properly come before the Meeting.
NOMINEES:
☐	FOR ALL NOMINEES	Daniel P. Cronin	This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Directors.
Paolo M. Cucchi
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	Leslie H. Gelb	Please refer to the Proxy Statement for a discussion of the Proposal.
R. Jay Gerken
☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

			Please check here of you plan to attend the Meeting.		☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder		Date:	Signature of Stockholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PREFERRED STOCK	PREFERRED STOCK

WESTERN ASSET ZENIX INCOME FUND INC.

July 26, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints R. Jay Gerken, Robert I. Frenkel, Grace Sinn and William Renahan, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Preferred Stock of Western Asset Zenix Income Fund Inc. (the “Fund”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at the offices of Legg Mason, 399 Park Avenue, 4th Floor, New York, New York on Thursday, July 26, 2007, at 3:30 p.m., and at any adjournments thereof.  The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon.  In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.  A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder.  The undersigned hereby revokes any proxy previously given.

(Continued and to be signed on the reverse side)

14475

ANNUAL MEETING OF STOCKHOLDERS OF

WESTERN ASSET ZENIX INCOME FUND INC.

July 26, 2007

PREFERRED STOCK

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

Please detach along perforated line and mail in the envelope provided.

20400000000000001000 3			072607

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:			2. Any other business that may properly come before the Meeting.
NOMINEES:
☐	FOR ALL NOMINEES	Carol L. Colman	This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Directors.
Leslie H. Gelb
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	R. Jay Gerken	Please refer to the Proxy Statement for a discussion of the Proposal.
William R. Hutchinson
☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

			Please check here of you plan to attend the Meeting.	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder		Date:	Signature of Stockholder	Date:
Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.